Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

Leverage Shares 2X Long CNC Daily ETF

Leverage Shares 2X Long KLAC Daily ETF

Leverage Shares 2X Long PBR Daily ETF

Leverage Shares 2X Long VALE Daily ETF

Each a series (a “Fund”) of Themes ETF Trust

Supplement dated March 13, 2026, to the currently effective Summary Prospectus dated

December 15, 2025, and Prospectus dated December 10, 2025, of each Fund

Effective March 13, 2026, each Fund is expected to allocate up to 100% of its assets as collateral for swap agreements or as premiums for purchased options contracts. If you have any questions, please call 1-866-5Themes (1-866-584-3637).

Please retain this Supplement for future reference